August 2022 Second Quarter 2022 Earnings Call Exhibit 99.2

Forward Looking Statement Statements contained in this presentation that state the Partnership’s or management’s expectations or predictions of the future are forward-looking statements. The words “believe,” “expect,” “should,” “intends,” “anticipates”, “estimates,” “target” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see CrossAmerica’s annual reports on Form 10-K, quarterly reports on Form 10-Q and other reports filed with the Securities and Exchange Commission and available on the Partnership’s website at www.crossamericapartners.com. If any of these factors materialize, or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement you see or hear during this presentation reflects our current views as of the date of this presentation with respect to future events. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

CrossAmerica Business Overview Charles Nifong, CEO & President

Second Quarter Operations Motor Fuel Gross Profit from the Wholesale Segment increased 33% $40.5 million in 2Q22 versus $30.5 million in 2Q21 Driven primarily by fuel margin increases Overall Gross Profit for the Wholesale Segment increased 24% ($55.0 million for 2Q22 versus $44.2 million for 2Q21) Wholesale fuel volume increased 3% 342.8 million gallons distributed in 2Q22 versus 331.6 million gallons in 2Q21 The primary driver of the increase was the acquisition of assets from 7-Eleven Wholesale fuel margin increased 28% 11.8 cents in 2Q22 versus 9.2 cents in 2Q21 Benefited from company operated retail sites, better sourcing costs and market conditions Retail Segment’s Gross Profit increased $13.9 million or 66% year-over-year $34.9 million in 2Q22 versus $21.1 million in 2Q21 Increase driven by motor fuel (+89%) and merchandise (+68%) gross profit Same store fuel volume for the convenience store portfolio increased 2% from 2Q21 to 2Q22 Operating and General and Administrative (G&A) Expenses Operating Expenses increased $11.1 million primarily due to the increase in company operated sites as a result of the 7-Eleven acquisition G&A expenses declined $1.2 million in 2Q22 when compared to 2Q21 primarily driven by a decrease in acquisition related costs

CrossAmerica Financial Overview Maura Topper, Chief Financial Officer

Second Quarter Results Summary OPERATING RESULTS (in thousands, except for distributions per unit and coverage) Three Months ended June 30, 2022 2021 % Change Net Income $13,966 $4,789 192% Gross Profit $88,945 $65,094 37% Adjusted EBITDA $41,383 $29,705 39% Distributable Cash Flow $32,411 $25,005 30% Weighted Avg. Diluted Units 37,957 37,905 0% Distribution Paid per LP Unit $0.5250 $0.5250 0% Distribution Attributable to Each Respective Period per LP Unit $0.5250 $0.5250 0% Distribution Coverage (Paid Basis – current quarter) 1.63x 1.26x 29% Distribution Coverage (Paid Basis – trailing twelve months) 1.48x 1.22x 21% Note: See the reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

Capital Strength Maintain Distribution Rate Distributable Cash Flow of $32.4 million for the three-month period ended June 30, 2022 Distribution rate of $0.5250 per unit ($2.10 per unit annualized) attributable to the second quarter of 2022 Trailing twelve months coverage ratio was 1.48 times for the period ended June 30, 2022, compared to 1.22 times for the same period ended June 30, 2021 For the second quarter of 2022, the coverage ratio was 1.63 times compared to 1.26 times in the second quarter of 2021 Capital Expenditures A total of $7.5 million of capital expenditures during 2Q22 with $5.8 million of growth capex compared to $11.3 million of capital expenditures during 2Q21 with $10.3 million of growth capex Growth capital projects during the quarter primarily included the rebranding of sites (in the existing portfolio and acquired locations) Credit Facilities and Leverage Credit facilities (CAPL Credit Facility and JKM Credit Facility) Continue to manage debt levels with target leverage range of 4.0x – 4.25x Note: See the reconciliation of EBITDA, Adjusted EBITDA and Distributable Cash Flow (or “DCF”) to net income and the definitions of EBITDA, Adjusted EBITDA and DCF in the appendix of this presentation.

Appendix Second Quarter 2022 Earnings Call

Non-GAAP Financial Measures Non-GAAP Financial Measures We use the non-GAAP financial measures EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio. EBITDA represents net income before deducting interest expense, income taxes and depreciation, amortization and accretion (which includes certain impairment charges). Adjusted EBITDA represents EBITDA as further adjusted to exclude equity-based compensation expense, gains or losses on dispositions and lease terminations, net and certain discrete acquisition related costs, such as legal and other professional fees, separation benefit costs and certain other discrete non-cash items arising from purchase accounting. Distributable Cash Flow represents Adjusted EBITDA less cash interest expense, sustaining capital expenditures and current income tax expense. The Distribution Coverage Ratio is computed by dividing Distributable Cash Flow by distributions paid. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio are used as supplemental financial measures by management and by external users of our financial statements, such as investors and lenders. EBITDA and Adjusted EBITDA are used to assess our financial performance without regard to financing methods, capital structure or income taxes and the ability to incur and service debt and to fund capital expenditures. In addition, Adjusted EBITDA is used to assess the operating performance of our business on a consistent basis by excluding the impact of items which do not result directly from the wholesale distribution of motor fuel, the leasing of real property, or the day to day operations of our retail site activities. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio are also used to assess the ability to generate cash sufficient to make distributions to our unitholders. We believe the presentation of EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio provides useful information to investors in assessing the financial condition and results of operations. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio should not be considered alternatives to net income or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio have important limitations as analytical tools because they exclude some but not all items that affect net income. Additionally, because EBITDA, Adjusted EBITDA, Distributable Cash Flow and Distribution Coverage Ratio may be defined differently by other companies in our industry, our definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Non-GAAP Reconciliation The following table presents reconciliations of EBITDA, Adjusted EBITDA, and Distributable Cash Flow to net income, the most directly comparable U.S. GAAP financial measure, for each of the periods indicated (in thousands, except for per unit amounts):         Three Months Ended June 30,     Six Months Ended June 30,       2022     2021     2022     2021   Net income (a)   $ 13,966     $ 4,789     $ 19,013     $ 822   Interest expense     7,321       3,870       13,982       7,367   Income tax benefit     (113)     (293)     (1,972)     (599) Depreciation, amortization and accretion expense     19,919       19,583       40,194       37,614   EBITDA     41,093       27,949       71,217       45,204   Equity-based employee and director compensation expense     222       386       954       754   (Gain) loss on dispositions and lease terminations, net     58       (597)     302       51   Acquisition-related costs (b)     10       1,967       878       4,361   Adjusted EBITDA     41,383       29,705       73,351       50,370   Cash interest expense     (6,631)     (3,610)     (12,612)     (6,846) Sustaining capital expenditures (c)     (1,663)     (1,040)     (3,217)     (2,432) Current income tax expense     (678)     (50)     (863)     (334) Distributable Cash Flow   $ 32,411     $ 25,005     $ 56,659     $ 40,758   Distributions paid     19,904       19,884       39,800       39,765   Distribution Coverage Ratio (d)   1.63x     1.26x     1.42x     1.02x   Beginning in the second quarter of 2022, we reconcile Adjusted EBITDA to Net Income rather than to Net income available to limited partners. The difference between Net income and Net income available to limited partners is that, beginning in the second quarter of 2022, the accretion of preferred membership interests issued in late March 2022 is a deduction from Net income in computing Net income available to limited partners. Because Adjusted EBITDA is used to assess our financial performance, without regard to capital structure, we believe Adjusted EBITDA should be reconciled with Net Income, so that the calculation isn’t impacted by the accretion of preferred membership interests. This approach is comparable to our reconciliation of Adjusted EBIDTA to Net income available to limited partners in past periods, as we have not recorded accretion of preferred membership interests in past periods. Relates to certain discrete acquisition related costs, such as legal and other professional fees, separation benefit costs and certain purchase accounting adjustments associated with recently acquired businesses. Under the Partnership Agreement, sustaining capital expenditures are capital expenditures made to maintain our long-term operating income or operating capacity. Examples of sustaining capital expenditures are those made to maintain existing contract volumes, including payments to renew existing distribution contracts, or to maintain our sites in conditions suitable to lease, such as parking lot or roof replacement/renovation, or to replace equipment required to operate the existing business. In 2022, we updated our calculation of our Distribution Coverage Ratio to divide Distributable Cash Flow by distributions paid, whereas in prior periods, our Distribution Coverage Ratio was calculated as Distributable Cash Flow divided by the weighted-average diluted common units and then divided that result by distributions paid per limited partner unit.